UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 31, 2023

Smith-Midland Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13752	54-1727060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

P.O. Box 300, 5119 Catlett Road

Midland, Virginia 22728

(Address of principal executive offices)

(540) 439-3266

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SMID	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.   ☐

Item 5.08	Shareholder Director Nominations

On August 31, 2023, the Board of Directors of Smith-Midland Corporation (the “Company”) has determined to postpone the date of its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) previously scheduled to be held on July 26, 2023 to Wednesday, October 25, 2023. Additional information, including the time and location, for the 2023 Annual Meeting will be set forth in the Company’s proxy statement for the 2023 Annual Meeting, which will be filed prior to the 2023 Annual Meeting with the Securities and Exchange Commission (“SEC”). The record date for the determination of stockholders entitled to receive notice of and to vote at the 2023 Annual Meeting will be August 31, 2023.

Due to the fact that the meeting date for the 2023 Annual Meeting is more than 60 days after the anniversary date of the Company’s stockholder meeting in 2022, the Company is providing the due date for submissions of any qualified stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and for any stockholder nomination or proposal outside of Rule 14a-8.

In accordance with Rule 14a-8 under the Exchange Act and the Company’s By-Laws (the “By-Laws”), in order for a stockholder proposal or the nomination of a candidate for director to be considered “timely” in respect of the 2023 Annual Meeting, such proposal or nomination must be received by the Secretary of the Company at its principal executive offices at 5119 Catlett Road, Midland, Virginia 22728 no later than September 10, 2023 and must comply with all applicable requirements set forth in the rules and regulations of the SEC under the Exchange Act and the By-Laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Exhibit Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2023
SMITH-MIDLAND CORPORATION

	By:	/s/ Stephanie Poe
Stephanie Poe Chief Financial Officer

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